Exhibit 10.7.1

Synova Healthcare Group, Inc.

1400 N. Providence Road

Suite 6010, Building II

Media, PA 19063

September 13, 2007

Plainfield Asset Management LLC

Plainfield Direct LLC

55 Railroad Avenue

Greenwich, CT 06830

Attn: Jean Smith

Re:	Synova Healthcare Group, Inc.

Ladies and Gentlemen:

This letter evidences our agreement that upon (i) closing of the transactions contemplated by that certain Securities Purchase Agreement, dated as of the date hereof, among Synova Healthcare Group, Inc. and the various investors identified therein, and (ii) delivery of the waiver, consent and amendment we have solicited from you in respect of such transactions, Synova Healthcare Group, Inc. shall reimburse you (or, at your direction, pay on your behalf directly to your law firm) your actual legal expenses incurred in connection with Plainfield’s consent to such Securities Purchase Agreement and the related transactions, not to exceed $35,000.

Very truly yours,

SYNOVA HEALTHCARE GROUP, INC.

By:	/s/ Stephen E. King
Stephen E. King, Chairman and CEO